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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 2, 1998

                            Centennial Cellular Corp.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     0-19603
                            ------------------------
                            (Commission File Number)

             Delaware                                06-1158179
     ---------------------------            ----------------------------
       (State other jurisdiction                  (I.R.S. Employer
   of incorporation or organization)           Identification Number)

          50 Locust Avenue
        New Canaan, Connecticut                       06840
     ---------------------------            ----------------------------
        (Address of principal                       (Zip Code)
         executive offices)

Registrant's telephone number, including area code (203) 972-2000

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                           Page 1 of 58 Pages
                         Exhibit Index on Page 4


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Item 5. Other Events

      Centennial Cellular Corp., (the "Company") issued a press release on July 2, 1998 regarding the signing of an Agreement and Plan of Merger (the "Agreement") dated as of July 2, 1998 between the Company and CCW Acquisition Corp. ("CCW"), a newly formed company formed at the direction of Welsh, Carson, Anderson & Stowe VIII, L.P., with the Company as the surviving corporation.
The Agreement provides for the merger of the Company with CCW. Century Communications Corp., a Delaware corporation that holds an approximate 33% interest in the Company and approximately 74% of the voting power of the Company, has entered into an agreement pursuant to which it has agreed to vote its shares of the Company in favor of the merger.

Item 7. Financial Statements and Exhibits

(c)   Exhibits.

      The following exhibits are filed as part of this Current Report on Form
      8-K:

2.1 Agreement and Plan of Merger, dated as of July 2, 1998, between Centennial Cellular Corp. and CCW Acquisition Corp. (Schedules omitted).

99.1  Press release of Centennial Cellular Corp. dated July 2, 1998.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            CENTENNIAL CELLULAR CORP.

                               By: /s/ Scott N. Schneider
                                  -------------------------------------
                               Name:   Scott N. Schneider
                               Title:  Chief Financial Officer, Senior
                                       Vice President and Treasurer

Date: July 16, 1998


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                                  EXHIBIT INDEX

Exhibit                                                             Page
No.         Description                                              No.
-------     -----------                                             ----

2.1         Agreement and Plan of Merger, dated as of July 2,
            1998, between Centennial Cellular Corp. and CCW
            Acquisition Corp. (Schedules omitted).

99.1        Press release of Centennial Cellular Corp. dated
            July 2, 1998.


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